Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets
Goodwill and Intangible Assets

NOTE 3. Goodwill and Intangible Assets

Purchased goodwill from acquisitions totaled $327 million in 2012, $41 million of which is deductible for tax purposes. Purchased goodwill from acquisitions totaled $255 million in 2011, $7 million of which is deductible for tax purposes. The acquisition activity in the following table also includes the net impact of adjustments to the preliminary allocation of purchase price for prior year acquisitions, which increased goodwill by $12 million in 2012 and increased goodwill by $4 million in 2011. The amounts in the “Translation and other” column in the following table primarily relate to changes in foreign currency exchange rates. The goodwill balance by business segment follows:

Goodwill

	Dec. 31,	2011	2011	Dec. 31,	2012	2012	Dec. 31,
	2010	acquisition	translation	2011	acquisition	translation	2012
(Millions)	Balance	activity	and other	Balance	activity	and other	Balance
Industrial	$1,761	$205	$6	$1,972	$204	$(2)	$2,174
Safety and Graphics	1,746	3	(36)	1,713	41	(3)	1,751
Electronics and Energy	1,591	6	11	1,608	―	14	1,622
Health Care	1,517	3	(12)	1,508	88	2	1,598
Consumer	205	42	(1)	246	6	(12)	240
Total Company	$6,820	$259	$(32)	$7,047	$339	$(1)	$7,385

As discussed in Note 15, effective in the first quarter of 2013, 3M completed a realignment of its business segments. Concurrent with this business segment realignment, certain products were also moved between business segments, with the resulting impact reflected in the goodwill balances by business segment above for all periods presented. For any product moves that resulted in reporting unit changes, the Company applied the relative fair value method to determine the impact on goodwill of the associated reporting units. During the first quarter of 2013, the Company completed its assessment of any potential goodwill impairment for reporting units impacted by this new structure and determined that no impairment existed. The Company also completed its annual goodwill impairment test in the fourth quarter of 2012 for all reporting units and determined that no impairment existed. In addition, the Company had no impairments of goodwill in prior years.

Acquired Intangible Assets

For 2012, intangible assets (excluding goodwill) acquired through business combinations increased the gross carrying amount by $213 million. Balances are also impacted by changes in foreign currency exchange rates. The gross carrying amount and accumulated amortization of acquired intangible assets as of December 31, follow:

(Millions)	2012	2011
Patents	$596	$561
Other amortizable intangible assets (primarily tradenames and customer related
intangibles)	2,456	2,323
Total gross carrying amount	$3,052	$2,884

Accumulated amortization — patents	(421)	(374)
Accumulated amortization — other	(833)	(717)
Total accumulated amortization	$(1,254)	$(1,091)

Total finite-lived intangible assets — net	$1,798	$1,793

Non-amortizable intangible assets (primarily tradenames)	127	123
Total intangible assets — net	$1,925	$1,916

3M has certain tradenames that are not amortized because of the long-time established name recognition in their respective industries.

Amortization expense for the years ended December 31 follows:

(Millions)	2012	2011	2010
Amortization expense	$233	$235	$176

Expected amortization expense for acquired amortizable intangible assets recorded as of December 31, 2012 follows:

						After
(Millions)	2013	2014	2015	2016	2017	2017
Amortization expense	$239	$214	$200	$186	$171	$788

The preceding expected amortization expense is an estimate. Actual amounts of amortization expense may differ from estimated amounts due to additional intangible asset acquisitions, changes in foreign currency exchange rates, impairment of intangible assets, accelerated amortization of intangible assets and other events. 3M expenses the costs incurred to renew or extend the term of intangible assets.